SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Quaker Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS
Quaker Global Tactical Allocation Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Strategic Growth Fund

series of

QUAKER INVESTMENT TRUST

Dear Shareholder:

The enclosed proxy materials relate to two separate special meetings of shareholders ("Shareholders") of the Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund (each, a "Fund" and together, the "Funds"), series of Quaker Investment Trust (the "Trust"), to be held at the offices of Stradley Ronon Stevens & Young LLP, 30 Valley Stream Parkway, Berwyn, PA 19355 on May 23, 2018.  The first meeting will be held at 10:00 am Eastern time (the "First Meeting") and the second meeting will be held at 10:30 am Eastern time (the "Second Meeting" and collectively with the First Meeting, the "Meetings").  The Meetings relate to the Proposals described below.  As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund.  This package contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

First Meeting Proposal:

Proposal 1.  To Elect a Board of Trustees for the Trust.

Second Meeting Proposals:

Proposal 1. To Approve a New Investment Management Agreement between Community Capital Management, Inc. and the Trust, on behalf of each Fund.

Proposal 2. To Approve an Agreement and Plan of Reorganization that Provides for the Reorganization of the Trust from its Current Form of Organization as a Massachusetts Business Trust into a Newly Formed Delaware Statutory Trust.

The Proposals are described in greater detail in the enclosed Proxy Statement.

The Board unanimously recommends that you vote FOR each Proposal.

Voting is quick and easy.  Everything you need is enclosed.  Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions.  You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, Okapi Partners (the "Proxy Solicitor"), may contact you.  This will ensure that your vote is counted even if you cannot attend the Meetings in person.  If you have any questions about the Proposals or the voting instructions, please call the Proxy Solicitor at (877) 285-5990.  Representatives are available to assist you Monday through Friday, 8:00 a.m. to 11:00 p.m. Eastern Time.

Very truly yours,

____________________
Alyssa Greenspan
President
Quaker Investment Trust
March [__], 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS.
Below is a brief overview of the matters being submitted to a shareholder vote. Your vote is important, no matter how large or small your holdings may be.  Please read the full text of the proxy statement (the "Proxy Statement"), which contains additional information about the proposals (each a "Proposal" and together, the "Proposals"), and keep it for future reference.
QUESTIONS AND ANSWERS.
Q.  Why are you sending me this information?
A.  You are receiving these proxy materials because you have the right to vote on important Proposals concerning your investment.
Q.  What are the Proposals being considered at the Meetings?
A. At two separate special meetings to be held on May 23, 2018, shareholders ("Shareholders") of the Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund (each, a "Fund" and together, the "Funds"), series of Quaker Investment Trust (the "Trust"), are being asked to:
First Meeting:
•	Elect five proposed trustees (each a "Nominee" and together, the "Nominees") to the Board of Trustees (the "Board") of the Trust.
Second Meeting:
•	Approve a new investment management agreement between Community Capital Management, Inc. (the "Adviser") and the Trust, on behalf of each Fund (the "New Investment Advisory Agreement"); and
•
Approve an agreement and plan of reorganization that provides for the reorganization of the Trust from its current form of organization as a Massachusetts business trust into a newly formed Delaware statutory trust.

PROPOSAL 1 FOR THE FIRST MEETING: ELECT TRUSTEE NOMINEES TO THE BOARD
Q.  What are shareholders being asked to do?
A. Shareholders of the Trust are being asked to elect five trustees to the Board.  More information about these Board changes is provided in the Proxy Statement under Proposal 1.
Q.  Who are the candidates? Has the Board nominated them?
A. Four of the Nominees (James Brinton, Gary Shugrue, Everett Keech and Warren  West) are currently Independent Trustees (defined below) of the Trust and two of these Nominees were previously elected to the Board by shareholders of the Funds. The fifth Nominee, Alyssa Greenspan, is an interested person of the Trust due to her affiliation with the Adviser.  The Trust's current interested trustees, Jeffrey H. King Sr. and Laurie Keyes are not standing for reelection. Each Nominee was reviewed and recommended for nomination by the Nominating Committee of the Board, which is comprised of the Independent Trustees (defined below) of the Trust, and approved for nomination by the Board.  The Board has reviewed the qualifications and backgrounds of all five Nominees and concluded that each Nominee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training, business or consulting experience, and experience serving as a board member of investment funds (including the Trust), public companies or non-profit entities or other organizations.  At a Board meeting held on February 6, 2018, the Board nominated the Nominees and recommended that their election to the Board be put to a vote of the shareholders of the Funds.
Q. How many of the Nominees will be Independent Trustees if elected?
A.  Four of the five Nominees will be independent if elected and will not be considered to be "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees"). Independent Trustees have no affiliation with the Funds or the Adviser, other than as disclosed and apart from any personal investments they choose to make in a

Fund as private individuals. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.
Q. How does the Board recommend that I vote in connection with the Proposal 1?
A. The Board unanimously recommends that you vote "FOR" the approval of Proposal 1 described in the Proxy Statement.
PROPOSAL 1 FOR THE SECOND MEETING: APPROVE NEW INVESTMENT MANAGEMENT AGREEMENT
Q.  Why am I being asked to vote on a New Investment Management Agreement for my Fund?
A. As discussed in more detail in the Proxy Statement, on November 16, 2017, the Board decided to retain Community Capital Management, Inc. (the "Adviser") as the investment adviser to the Funds.  The Adviser began managing the Funds effective January 1, 2018, pursuant to an interim investment advisory agreement following the termination of the Funds' former adviser by the Board due to the Adviser's plans to exit the investment advisory business in 2018.  Shareholders of each Fund are therefore being asked to approve a new investment management agreement (the "New Investment Advisory Agreement").  The New Investment Advisory Agreement will become effective as to a Fund only if approved by the shareholders of the applicable Fund.
Q. Will there be any changes in the services provided or fees paid by my Fund under the New Investment Advisory Agreement?
A. Under the New Investment Advisory Agreement, the Adviser will provide investment management services to each Fund on substantially identical terms and for the fees that are lower than those in effect pursuant to the Funds' prior investment advisory agreement (the "Prior Investment Advisory Agreement").  The Trust's investment advisory structure will not change under the New Investment Advisory Agreement.  Furthermore, Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), the former sub-adviser to the Quaker Strategic Growth Fund, Kennedy Capital Management, Inc. ("Kennedy"), the former sub-adviser to the Quaker Mid-Cap Value Fund, and Aronson Johnson Ortiz, LP ("AJO LP" and together with Los Angeles Capital and Kennedy, the "Sub-Advisers"), the former sub-adviser to Quaker Small-Cap Value Fund, no longer serve as Sub-Advisers to their respective Funds.
Q.  Will there be any changes to the Funds' investment policies, strategies or risks in connection with the approval of the New Investment Advisory Agreement with the Adviser?
A.  In addition to the Funds' existing investment policies and strategies, the Adviser will implement an impact investing categorization and risk assessment process for the Funds.
Q. What will happen if Shareholders do not approve the New Investment Advisory Agreement?
A. If the New Investment Advisory Agreement is not approved by Shareholders the Board will take such action as it deems necessary and in the best interests of the Funds and their respective Shareholders, which may include further solicitation of Shareholders or liquidation of the Funds.
Q.  Will there be any change in the fees payable by the Funds to the Adviser under the New Investment Advisory Agreement?
A.  No, if the New Investment Advisory Agreement is approved by the Funds' shareholders, the Funds' advisory fees will be lower under the New Investment Advisory Agreement than they were under the Funds' prior investment management agreement with the Funds' former investment adviser.
Q. How does the Board recommend that I vote in connection with this Proposal?
A. The Board unanimously recommends that you vote "FOR" the approval of Proposal  described in the Proxy Statement.
PROPOSAL 2 FOR THE SECOND MEETING: APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION (THE "PLAN")

Q. What is the purpose of the Plan?
A. The purpose of the Plan is to reorganize the Trust from a Massachusetts business trust into a newly organized Delaware statutory trust. The Board believes that a fund operating as a Delaware statutory trust is able to simplify its operations and has more flexibility to adjust its operations to changes in competitive or regulatory conditions.
Q. How will such a reorganization affect my Fund?
A. It is not anticipated that the reorganization of the Trust, if approved by shareholders, would affect your investment in a Fund or how the Fund is managed on a day-to-day basis. The reorganization of the Trust will not change its Board members, officers, investment policies or strategies or any of its service providers, including investment manager(s), or their fees. The reorganization will not alter the Board members' existing duties to act with due care and in the shareholders' interests.
OTHER MATTERS
Q.  Is the passage of one proposal contingent on the passage of the other proposal?
A.  No.  The three proposals are independent of one another.  If shareholders approve a proposal, such action will become effective regardless of how shareholders vote on the other proposals.
Q.  Will my Fund pay for this proxy solicitation or for the costs of the Transaction?
A.  The Adviser will pay one-third of the proxy costs, reflecting the costs associated with the approval of the New Investment Management Agreement, and the Trust will pay two-thirds of the proxy costs, reflecting the costs associated with the approval of the Trustee Nominees and the re-domestication of the Trust.

Q.  How can I vote my shares?
A.  For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Meetings as described in the Proxy Statement. If you wish to attend the Meetings, please notify us by calling (800) 220-8888.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meetings in order to vote in person.
Q.  How may I revoke my proxy?
A.  Any proxy may be revoked at any time prior to its use by written notification received by the Trust's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meetings and voting in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Meetings and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meetings in the same manner that proxies voted by mail may be revoked.
Q.  Where can I obtain additional information about this Proxy Statement?
A.   If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, Okapi Partners (the "Proxy Solicitor"), at (877) 285-5990.  Representatives are available to assist you Monday through Friday, 8:00 a.m. to 11:00 p.m. Eastern Time.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT
YOU VOTE FOR THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on May 23, 2018

Quaker Global Tactical Allocation Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Strategic Growth Fund

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2018:
In addition to the written notice of special meeting of shareholders, proxy statement and form of proxy that you are receiving, these documents also available on the Internet at www.okapivote.com/Quaker. The form of proxy on the Internet site cannot be used to cast your vote.
To the shareholders ("Shareholders") of the Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund (each, a "Fund" and together, the "Funds"), series of Quaker Investment Trust (the "Trust"):
NOTICE IS HEREBY GIVEN that two separate special meetings of Shareholders will be held at the offices of Stradley Ronon Stevens & Young LLP, 30 Valley Stream Parkway, Berwyn, PA 19355 on May 23, 2018.  The first meeting will be held at 10:00 am Eastern time (the "First Meeting") and the second meeting will be held at 10:30 am Eastern time (the "Second Meeting" and collectively with the First Meeting, the "Meetings").  The Meetings relate to the Proposals described below.  The proxy materials for the shareholder meeting are first being sent to Shareholders on or about March [__], 2018.
At the Meetings, Shareholders will be asked to consider the following Proposals, as described in the accompanying Proxy Statement:

First Meeting:

1.	To elect a Board of Trustees of the Trust.
Second Meeting:
1.	To approve a new investment management agreement between the Trust, on behalf of each Fund, and Community Capital Management, Inc. (the "Adviser").
2.
To approve an agreement and plan of reorganization that provides for the reorganization of the Trust from its current form of organization as a Massachusetts business trust into a newly formed Delaware statutory trust.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.
The Proposals are discussed in greater detail in the enclosed proxy statement (the "Proxy Statement").  You are entitled to vote at the Meetings if you owned shares of a Fund at the close of business on March 5, 2018 ("Record Date").  If you attend the Meetings, you may vote your shares in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meetings in order to vote in person.  However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.
YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.
By order of the Board of Trustees,

Alyssa Greenspan
President
Quaker Investment Trust
March [__], 2018

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meetings or vote in person if you attend the Meetings, as provided in the attached Proxy Statement.

PROXY STATEMENT

PROXY STATEMENT

For

Quaker Global Tactical Allocation Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Strategic Growth Fund

series of

QUAKER INVESTMENT TRUST

Dated March [__], 2018

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2018:
In addition to the written notice of special meeting of shareholders, proxy statement and form of proxy that you are receiving, these documents also available on the Internet at www.okapivote.com/Quaker. The form of proxy on the Internet site cannot be used to cast your vote.
This proxy statement (the "Proxy Statement") solicits proxies to be voted at a two special meetings of shareholders ("Shareholders") of the Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund (each, a "Fund" and together, the "Funds"), series of Quaker Investment Trust (the "Trust").  The first meeting will be held at 10:00 am Eastern time (the "First Meeting") and the second meeting will be held at 10:30 am Eastern time (the "Second Meeting" and collectively with the First Meeting, the "Meetings").  The Meetings will be held at the offices of Stradley Ronon Stevens & Young LLP, 30 Valley Stream Parkway, Berwyn, PA 19355 on May 23, 2018.   The Meetings were called by the Board of Trustees of the Trust (the "Board") to vote on the following proposals (the "Proposals"), which are described more fully below:
First Meeting	Who votes on the Proposal?
To elect a Board of Trustees of the Trust	Shareholders of all Funds voting collectively.
Second Meeting
To approve a new investment management agreement for each Fund	Shareholders of each Fund, voting separately from shareholders of each other Fund.
To approve an agreement and plan of reorganization that provides for the reorganization of the Trust from its current form of organization as a Massachusetts business trust into a newly formed Delaware statutory trust.
Shareholders of all Funds voting collectively.
Only officers of the Trust and Community Capital Management, Inc., the Funds' current investment adviser (the "Adviser"), and Fund Shareholders of record as of March 5, 2018 (the "Record Date"), will be admitted to the Meeting.  The Board, on behalf of each Fund, is soliciting these proxies.  This Proxy Statement is first being sent to Shareholders on or about March [__], 2018.
The principal office of the Trust is located at 2500 Weston Road, Suite 101, Weston, FL  33331.  You can reach the office of the Trust by telephone by calling toll free at (800) 220-8888.  The Trust is a Massachusetts business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request.  Such requests should be directed to the Trust by calling toll free at (800) 220-8888. Copies are also available on http://www.quakerfunds.com/. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission's ("SEC") Internet site at www.sec.gov.
Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary.  The Trust will promptly send a separate copy of the Proxy Statement to any Shareholder upon request.  To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at (800) 220-8888.

FIRST MEETING – PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES OF THE TRUST
Information about the Nominees
Shareholders of the Trust are being asked to elect five Trustees (together, the "Nominees") to the Board: James R. Brinton, Alyssa Greenspan, Everett T. Keech, Gary E. Shugrue, and Warren West.  Messrs. Brinton, Keech, Shugrue and West are Nominees who will not be "interested  persons" as defined under the 1940 Act (together, the "Independent Nominees"). The Independent Nominees are all currently independent members of the Board.
The Trust is governed by the Board, which has oversight responsibility for the management of the Trust's business affairs.  The Trustees of the Board (each, a "Trustee" and collectively, the "Trustees") are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders.  The Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and other service providers of the Trust.
As stated above, the four Independent Nominees currently serve as Independent Trustees (defined below) of the Trust. Shareholders have previously elected Warren West and James R. Brinton as Trustees.  At a meeting held on February 6, 2018, the Nominees were recommended for consideration by the Trust's Nominating Committee, which is comprised of the current Trustees of the Trust who are not "interested persons" as that term is defined in the 1940 Act (together, the "Independent Trustees"). Each Nominee was then reviewed and recommended for nomination by the Nominating Committee and approved for nomination by the Board. If Proposal 1 is not approved, then the current Trustees would continue to serve as Trustees and determine what action, if any, to take.
If elected, each Nominee will hold office for an indefinite term until his successor is elected and qualified, or until his earlier death, resignation, or removal.  Each Nominee currently is available and has consented to serve if elected.  If any of the Nominees should become unavailable before the First Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees.
The Trust's other two current Trustees are Jeffry King and Laurie Keyes.  Mr. King and Ms. Keyes both are interested Trustees due to their ownership interests in the Funds' former investment adviser, Quaker Funds. Inc. ("QFI").  Due to QFI's plans to exit the investment advisory business in 2018, neither Mr. King nor Ms. Keyes will stand for reelection by Fund shareholders.
Listed below, beside the name, address and age of each Nominee, are the Nominees' principal occupations during the past five years (their titles may have varied during that period), the number of Funds that the Nominees would oversee and other board memberships that the Nominees hold (if applicable).
Name, Address and Age	Proposed Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/To be Overseen by Nominee[1]	Other Directorships Held by Nominee
Independent Nominees
James R. Brinton 2500 Weston Road, Suite 101 Weston, FL 33331 Age 62	Trustee Lead Independent Trustee	2002-Present; 2007 – Present	Vice President, Powers Craft Parker & Beard, Inc. (commercial insurance brokerage firm)[2] (2016-present); President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979 – 2016).	5	None
Gary E. Shugrue 2500 Weston Road, Suite 101 Weston, FL 33331 Age 62	Trustee	2008 – Present	President and Chief Investment Officer, Ascendant Capital Partners (2001 –	5	Director, BHR Institutional Funds; Director, ACP

			Present).		Funds Trust.
Warren West 2500 Weston Road, Suite 101 Weston, FL 33331 Age 60	Trustee	2003 – Present	President, Greentree Brokerage Services, Inc. (1998 – 2017).	5	None
Everett T. Keech 2500 Weston Road, Suite 101 Weston, FL 33331 Age 76	Trustee	2005 – Present	Chairman-Executive Committee, Technology Development Corp., (1997 – Present); Affiliated Faculty, University of Pennsylvania (1998 – Present); Chairman- Executive Committee, Advanced Training Systems International (2002 – Present).	5	Director, Technology Development Corp.
Interested Nominee
Alyssa Greenspan 2500 Weston Road, Suite 101 Weston, FL 33331 Age 45	Trustee	N/A	President, Community Capital Management, Inc. since January 2015; Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.	5	None
[1]
The Trust's fifth series, the Quaker Event Arbitrage Fund, is overseen by the Trustees but the Trust is separately soliciting shareholders of that Fund to approve a reorganization of the Fund into another unaffiliated mutual fund that will occur prior to the Meetings.

[2]
Powers Craft Parker & Beard, Inc. assists the Adviser in obtaining its professional liability insurance.  The business relationship is not in excess of $250,000 per year and is not material to Powers Craft Parker & Beard, Inc., its parent company, or Mr. Brinton.  The Board does not believe that this relationship affects Mr. Brinton's status as an Independent Trustee.

Information about the Background, Experience and Related information regarding the Nominees
Nominees

As indicated above, Mr. Brinton is vice president of a commercial insurance brokerage firm; Mr. Shugrue is president and chief investment officer of a hedge fund advisory firm; Mr. West managed a securities brokerage firm; and Mr. Keech has more than 30 years of experience teaching at the Wharton School of the University of Pennsylvania and has executive experience in the private equity industry.  Ms. Greenspan is president of the Adviser.
Selection of Nominees
The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from the Adviser. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.

The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust's long term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.
The adopted and approved Nominating Committee charter is attached as Appendix A to this Proxy Statement.
Board Structure and Compensation
The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust.  The Board held 5 meetings during the 12-month period ended June 30, 2017.  Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 66% of those committee meetings on which the Trustee serves as a member. The Trust does not have a formal policy regarding Trustee attendance at shareholders' meetings but they encourage Trustees to do so.  The Trust does not hold annual meetings at which Trustees are elected.
None of the Nominees owns, beneficially or of record, securities issued by any investment adviser or principal underwriter, of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing as of the date of this proxy statement.
Information relating to each Trustee's ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2017 is set forth in the chart below.

Name	Fund Name	Dollar Range of Shares of Beneficial Interest of the Funds Beneficially Owned	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex
James R. Brinton	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund	None None None Over $100,000	Over $100,000
Everett T. Keech	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund	None $1-$10,000 None None	$1 - $10,000
Gary E. Shugrue	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund	None None None None	None
Warren West	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund	None $10,001 - $50,000 None None	$10,001 - $50,000
Alyssa Greenspan	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund	None None None None	None

Each Independent Trustee receives compensation from the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust. The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2017. The Trust has no pension or retirement benefits for any of the Trustees.  Interested Trustees are not compensated by the Trust.
Name and Position(s) Held	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Estimated Annual Benefits upon Retirement	Compensation from the Fund(s) and Fund Complex Paid to Trustee
James R. Brinton Lead Independent Trustee	$25,000	N/A	N/A	$25,000
Warren West Independent Trustee	$25,000	N/A	N/A	$25,000
Everett T. Keech Independent Trustee	$25,000	N/A	N/A	$25,000
Gary E. Shugrue Independent Trustee	$25,000	N/A	N/A	$25,000

Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2017, Mr. Richards received $181,127 in compensation from the Trust.
Executive Officers of the Trust
Officers of the Trust are appointed by the Trust's Board and serve at the pleasure of the Board.  Information regarding the proposed executive officers of the Trust, including the officers' names, birthdates, addresses, positions and length of service with the Trust, and principal occupations during the past five years is provided below.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen Officer	Other Directorships Held by Officer
Officers
Alyssa Greenspan 2500 Weston Road, Suite 101 Weston, FL 33331 Age 45	President	2018	President, Community Capital Management, Inc. since January 2015; Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.	5	None
Timothy E. Richards 2500 Weston Road, Suite 101 Weston, FL 33331 Age 51	Chief Compliance Officer	2004 – Present	Chief Compliance Officer to Quaker Funds, Inc. (2003-Present); Chief Compliance Officer for the Quaker Investment Trust (2004-Present).	5	N/A
Todd Cohen 2500 Weston Road, Suite 101 Weston, FL 33331 Age 52	Treasurer	2018	Chief Executive Officer and Chief Investment Officer, Community Capital Management, Inc. since January 2015; President and Chief Investment Officer, Community Capital Management, Inc., since January 2007.	5	N/A
David K. Downes 2500 Weston Road, Suite 101 Weston, FL 33331 Age 78	Secretary	2018	Chair of the Board, Community Capital Management, Inc. since February 2015; Chief Executive Officer, Community Capital Management, Inc. from January 2004 to February 2015.	5	N/A
Standing Committees of the Board

Audit Committee:  The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), James R. Brinton, Gary E. Shugrue and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board. The purposes of the Audit Committee are to: (i) oversee the Funds' accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds' financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds' independent registered public accountants ("independent auditors"); (iv) evaluate the independence of the Funds' independent auditors; and (v) to report to the full Board on its activities and recommendations. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and  the independent auditors' responsibility to  plan and  carry out  a  proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds' shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met two (2) times during the past fiscal year.
Nominating Committee: The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), Everett T. Keech, Gary E. Shugrue and Warren West, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the 1934 Act, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board. The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust; and (ii) consideration as an interested trustee by the full Board. The Nominating Committee for the Trust did not meet during the past fiscal year.
Information Regarding the Trust's Independent Auditor
Selection of Auditors.  The Audit Committee and the Board have selected the firm of Tait, Weller & Baker LLP ("Tait Weller") to serve as auditors of the Trust.  Representatives of Tait Weller are not expected to be present at the Meeting.
Audit Fees.  Please see Appendix B for information regarding the aggregate fees billed for each of the last two fiscal years for professional services rendered by Tait Weller for the audit of the Trust's annual financial statements or for services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees.  The Trust was not billed during its last two fiscal years for assurance and related services rendered by Tait Weller that are reasonably related to the performance of the audit, which were not reported under "Audit Fees" above.  For the Trust's last two fiscal years, Tait Weller did not provide services relating to the performance of the audit of the financial statements of the Funds' investment adviser and other service providers under common control with the Funds' investment adviser and that relate directly to the operations or financial reporting of the Trust.
Tax Fees.  Appendix B also includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning.  The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(c) of Regulation S-X was 0%.  The aggregate fees billed by Tait Weller for tax-related services provided to the Funds' investment adviser and other service providers under common control with the Funds' investment adviser and that relate directly to the operations or financial reporting of the Trust were $12,500 for each of the Trust's last two fiscal years.
Aggregate Non-Audit Fees.  Please see Appendix B for information regarding the aggregate non-audit fees billed by Tait Weller for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust during the Trust's last two fiscal years.
All Other Fees.  There were no additional fees paid by any Trust during its last two fiscal years for products and services provided by Tait Weller, other than the services reported above.
Pre-Approval Policies and Procedures.  Audit committees must pre-approve all audit services provided by an independent auditor, either specifically or in accordance with established pre-approval policies and procedures that pre-approves specific types of services to be performed by the independent auditor.  Due to the size of the Trust and the Trust's Audit Committee, the Board has not adopted Pre-Approval Policies and Procedures.
Required Vote to Elect Trustees
In accordance with the Trust's governing documents, fifty-percent (50%) of the shares entitled to vote at the First Meeting present in person or represented by proxy at the First Meeting will constitute a quorum. You may withhold your vote for any or all Nominees.  A direction to withhold authority to vote for any Nominee will result in such nominee receiving fewer votes for his or her election.  Provided that quorum requirements have been satisfied, the Nominees will be elected to the Board by the affirmative vote of a plurality of the votes cast collectively by the Funds' Shareholders. This means that the Nominees receiving the largest number of votes will be elected to fill the available positions and that abstentions and broker non-votes (if any) will have no effect on the approval of this Proposal. Because five Nominees have been nominated to fill five available positions and each are unopposed, assuming the presence of a quorum, the Nominees are expected to be elected.
FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE NOMINEES.

SECOND MEETING – PROPOSAL 1: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT ON BEHALF OF EACH FUND
Shareholders of each Fund are being asked to approve a new investment management agreement (the "New Investment Advisory Agreement") between the Trust, on behalf of each Fund, and Community Capital Management, Inc. (the "Adviser") .  Each Fund is an open-end management investment company under the 1940 Act.
The Funds' prior investment advisory agreement (the "Prior Investment Advisory Agreement") with Quaker Funds, Inc. ("QFI") was terminated by the Board effective December 31, 2017 due to QFI's plans to exit the investment advisory business in 2018.  As a result of the termination of the Prior Investment Advisory Agreement, the Adviser currently serves as the investment adviser to each Fund under an  interim investment advisory agreement pursuant to Rule 15a-4(b)(1) under the 1940 Act (the "Interim Advisory Agreement").  The Interim Advisory Agreement was approved by the Board, including a majority of its Independent Trustees, at an in-person meeting held on November 16, 2017 and became effective on January 1, 2018.  The terms and conditions of the Interim Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement.  However, the Interim Advisory Agreement is temporary and will expire after 150 days.  Accordingly, the New Investment Advisory Agreement must be approved by Shareholders in order to allow the Adviser to continue to serve as the Funds' investment adviser following the expiration of the Interim Advisory Agreement.  For a general description of the proposed New Investment Advisory Agreement and a comparison of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, see "The New Investment Advisory Agreement" section below.  The form of the New Investment Advisory Agreement is provided in Appendix C.
Shareholders of each Fund are therefore being asked to approve a New Investment Advisory Agreement.  If approved by a Fund's Shareholders, the New Investment Advisory Agreement would become effective as of the date of execution.
Post-Transition Structure and Operations
QFI and the Trust requested and received an exemptive order from the SEC on in 2006 which exempts QFI and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new, unaffiliated sub-advisors and approve new investment sub-advisory agreements on behalf of the Trust without shareholder approval (the "Manager of Managers Relief").  Although the Board terminated the sub-advisers for the Quaker Strategic Growth Fund, Quaker Mid Cap Value Fund, and Quaker Small Cap Value Fund effective December 31, 2017 along with QFI, and although the Adviser does not currently plan to use sub-advisers to manage any of the Funds, the Board and the Adviser intend to seek approval from the SEC to transition the Manager of Managers Relief from QFI to the Adviser.
The Board and the Adviser currently do not anticipate any other changes to the Funds' service providers.  Although two of the Trustees of the Trust, Jeffry H. King Sr. and Laurie Keyes, decided not to stand for reelection to the Board, Timothy Richards, the Trust's current Chief Compliance Officer ("CCO") and former general counsel of QFI, will continue to serve as the Funds' CCO.  The Board was comfortable that the Adviser possesses the  resources, experience and personnel to manage the Funds' assets notwithstanding that Mr. King and Ms. Keyes will no longer be involved with the Funds' operations, particularly in light of the fact that Mr. Richards would continue to serve as the Funds' CCO.
The New Investment Advisory Agreement
The New Investment Advisory Agreement is identical to the Prior Investment Advisory Agreement.  Appendix C contains the form of New Investment Advisory Agreement.  The following description of the New Investment Advisory Agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix C.  The key features of the New Investment Advisory Agreement and Prior Investment Advisory Agreement are described below.
Investment Management Services
Under both the Prior and New Investment Advisory Agreement, the Funds' investment adviser has overall supervisory responsibility for: (i) the general management and investment of each Fund's securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of sub-advisers to manage the assets of a Fund; (iii) overseeing and monitoring the ongoing performance of the sub-advisers of the Funds, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the Sub-advisers comply with the Fund's investment objectives, policies and restrictions.

Fees
The fees to be paid by the Funds for investment advisory services under the New Investment Advisory Agreement are  less than, the fees paid under the Prior Investment Advisory Agreement. Under the Prior Investment Advisory Agreement, each Fund paid QFI management fees for managing the Fund's investments that are calculated as a percentage of the Fund's assets under management.  QFI had contractually agreed to waive the lesser of 0.30 of its management fee and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses of the Quaker Global Tactical Allocation Fund (excluding 12b-1 fees) when they exceed 1.50% of the Fund's average daily net assets (the "Annualized Expense Ratio").  The Adviser has agreed to continue this waiver agreement during the Interim Advisory Agreement and if the New Investment Advisory Agreement is approved by Shareholders.
The contractual advisory fee rates payable under the Prior and New Investment Advisory Agreements are as follows:
Name of Fund	Prior Advisory Agreement Total Advisory Fee as a Percentage of Average Net Assets	New Advisory Agreement Total Advisory Fee as a Percentage of Average Net Assets
Quaker Global Tactical Allocation Fund	1.25%	0.75%
Quaker Mid-Cap Value Fund	1.05%	0.90%
Quaker Small-Cap Value Fund	1.00%	0.90%
Quaker Strategic Growth Fund	1.30%	0.75%

Limitation of Liability
Under both the New and Prior Investment Advisory Agreements, the Funds' investment adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Trust or any Fund in connection with the performance of the Agreement, except a loss to the Trust or to any Fund resulting from such adviser's breach of fiduciary duties with respect to the receipt of compensation for services or a loss resulting from the adviser's willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Agreement.
Duration
If approved by Shareholders of the Funds, the New Investment Advisory Agreement shall remain in force for an initial term of two years from the date of its execution. Thereafter, the New Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of a Fund's Board or the vote of a "majority of the outstanding voting securities" of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Prior Investment Advisory Agreement contained similar provisions regarding its terms and continuance.
A vote of a "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of a Fund (a "1940 Act Majority").
Termination
The New Investment Advisory Agreement may be terminated at any time without the payment of any penalty, by (i) the Board, or by vote of holders of a 1940 Act Majority of a Fund's shares upon sixty (60) days written notice to the Adviser, or (ii) by the Adviser upon sixty (60) days written notice to a Fund.  The Prior Investment Advisory Agreement contained identical termination provisions. As with the Prior Investment Advisory Agreement, the New Investment Advisory Agreement will also immediately terminate in the event of an "assignment" (as defined in the 1940 Act).
Board Considerations in Approving the New Investment Advisory Agreement

At a special in-person Board meeting held on November 16, 2017, the Board, including the Independent Trustees, discussed and approved the New Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, and determined to recommend that Shareholders approve the New Investment Advisory Agreement. In considering information relating to the approval of the New Investment Advisory Agreement, the Board, and the Independent Trustees, received assistance and advice from counsel and Independent Trustees' counsel, and was provided with a written description of their responsibilities in approving the New Investment Advisory Agreement. The Independent Trustees had requested and been provided with detailed materials prepared by the Adviser in advance of the meeting. At the meeting, the Trustees discussed QFI's intention to exit the investment advisory business in 2018; the Funds' need for continuity in investment advisory services; and the capabilities, resources, and personnel available through the Adviser.  The Board also considered the Adviser's general plans and intentions regarding the operations and management of the Funds and the Trust.  At the meeting, representatives of the Adviser responded to questions from the Board.

In connection with the Board's review of the New Investment Advisory Agreement, the Adviser advised the Trustees on a variety of matters, including the that no material changes were contemplated in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management, distribution, or other Shareholder services, other than no longer relying on sub-advisers to manage certain of the  Funds' portfolios.

In addition to the information provided by the Adviser as described above, the Board also considered, among other factors, the following:

•
The significant financial resources of the Adviser that the Adviser indicated would benefit the Funds by providing a more robust operational infrastructure and a dedicated team designed to grow Fund assets.

•
The terms and conditions of the New Investment Advisory Agreement, including that each Fund's contractual fee rate under the New Investment Advisory Agreement will be lower than under the Prior Investment Advisory Agreement.

•	The Funds' existing investment policies and strategies will remain the same and additionally, the Adviser will implement an impact investing categorization and risk assessment process for the Funds.
•
At its in-person meeting on November 16, 2017, the Board reviewed the New Investment Advisory Agreement as required by the 1940 Act and determined that the Adviser had the capabilities, resources, experience and personnel necessary to provide at least the level of investment management services provided to the Funds pursuant to the Prior Investment Advisory Agreement.  The Board carefully considered that the advisory fees to be paid by the Funds would be lower than under the Prior Investment Advisory Agreement, and acknowledged the Adviser's willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by shareholders of the Quaker Global Tactical Allocation Fund.

•	The Adviser has agreed to pay all costs of associated with this Proposal 2. As a result, the Funds will not bear any costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In making the decision to approve the New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished.  The following discussion identifies the primary factors taken into account by the Board in approving the New Investment Advisory Agreement.

The nature, extent, and quality of services to be provided to the Funds by the Adviser.  The Board considered materials provided describing the services to be provided by the Adviser to each Fund and its Shareholders as well as information provided at the November Board meeting.  In reviewing the nature, extent, and quality of services to be provided to each Fund, the Board considered that the New Investment Advisory Agreement will be substantially identical to the Prior Investment Advisory Agreement.  The Board carefully considered the Adviser's proposed reduction in advisory fees.  The Board noted the continuity between the prior and new agreements with respect to the Adviser's anticipated responsibilities as the Funds' investment adviser, including: overall supervisory responsibility for the general management and investment of each Fund's securities portfolio; the  Adviser's strategic plans to market the Funds; and the Adviser's expected adoption of the existing compliance structure for the Funds to monitor compliance with the Funds' respective investment objectives, strategies and restrictions on a day-to-day basis and undertaking to report to the Board on a quarterly basis and as otherwise deemed necessary or appropriate.

Based on their consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature, extent, and quality of services to be provided by the Adviser, as well as the Adviser's ability to render such services based on its experience, operations, and resources.

Comparison of services to be provided and fees to be charged by the Adviser, and the cost of the services provided and profits realized by the Adviser from the relationship with the Funds.  At this meeting, the Board carefully considered the Adviser's proposed contractual advisory fee rates, noting that they are less than the contractual fees under the Prior Investment Advisory Agreement. The

Board also acknowledged the Adviser's willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund Shareholders of the Quaker Global Tactical Allocation Fund.

Profitability and Economies of Scale.  The Board considered possible costs, profitability and any "fall out" or ancillary benefits that may accrue to the Adviser as a result of its proposed relationship with the Funds.  Based on the discussions with representatives of the Adviser and the relative size of the Funds, the Trustees concluded that there did not appear to be any significant benefits in this regard.
Conclusion.  Based on the totality of the information considered, the Trustees concluded that the Funds were likely to benefit from the nature, extent and quality of Adviser's services and that the Adviser has the ability to provide these services based on its significant experience, operations and resources. After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Adviser, the Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rates are reasonable in relation to the services provided to each Fund and that the New Investment Advisory Agreement is in the best interests of the Shareholders and the Funds.
Required Vote to Approve Advisory Agreement
This Proposal  must be approved by the vote of a 1940 Act Majority of a Fund's shares, voting separately from shareholders of each other Fund. A "1940 Act Majority" of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Accordingly, abstentions and broker non-votes (if any) will have the same effect as a vote against Proposal 2.

The New Investment Advisory Agreement was approved separately by the Independent Trustees, and by the Board as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Investment Advisory Agreement for consideration by the Shareholders and to recommend that Shareholders of the Funds vote FOR approval of the Funds' New Investment Advisory Agreement.  If the Shareholders of a Fund do not approve the Funds' New Investment Advisory Agreement, the Board will consider other possible courses of action for the Fund.
To assure the presence of a quorum at the Second Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

SECOND MEETING – PROPOSAL 2: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION (THE "PLAN")
Shareholders of the Trust are being asked to approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this Proxy Statement as Appendix D, that would change the state and form of organization of the Trust, which is currently organized as a Massachusetts business trust. This proposed change calls for the reorganization of the Trust into a newly formed Delaware statutory trust (the "DE Trust"). Such proposed reorganization will be referred to throughout this proxy statement as the "DE Reorganization." To implement the DE Reorganization, the Board has approved the Plan, which contemplates the continuation of the current business of the Trust, and each of the Funds, in the form of the new DE Trust with five series corresponding to the Funds (the "DE Funds").
If the Plan is approved by shareholders of the Trust and the DE Reorganization is implemented, the DE Funds would have the same investment goal(s), policies and restrictions as their corresponding Funds. The DE Trust's Board, including any persons elected under Proposal 1 in this proxy statement, and the officers of the DE Trust would be the same as those of the Trust, and would operate the DE Trust in essentially the same manner as they previously operated the Trust. Thus, on the effective date of the DE Reorganization, you would hold an interest in the applicable DE Fund(s) that is equivalent to your interest in the corresponding Funds.
Board Recommendation to Approve the Plan and the DE Reorganization

The Board of the Trust has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, the Delaware procedures allow a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended.  In contrast, Massachusetts business trusts are required to file an Officer's Certificate with The Commonwealth of Massachusetts with resolutions adopted by the Board each time that the Board determines to amend the Declaration of Trust (for example, to designate and create additional classes of shares of the Funds or to change or eliminate classes of shares of the Funds).  Such filings and any related filing fees are not required in Delaware.

Another advantage of Delaware statutory trusts compared to Massachusetts business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees.  The Delaware Statutory Trust Act (the "DSTA") entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations (generally limited to the full subscription price of the stock).  Moreover, Massachusetts business trust law does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust.  The DSTA, by contrast, provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or any of the other series are enforceable against the assets of that series.

Funds organized as Delaware statutory trusts also have significant flexibility in structuring shareholder voting rights and shareholder meetings.  The DSTA allows a fund to provide in its governing documents that certain fund transactions such as mergers, certain reorganizations and liquidations, may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act.  [The governing documents for the Trust provide that any merger, consolidation or share exchange must be authorized by vote of a majority of the outstanding shares of the Trust, as a whole, or any affected series, as may be applicable.  Under the governing documents for the DE Trust, the Board of Trustees of the DE Trust, by vote of a majority of the trustees, may cause the DE Trust to merge or consolidate with or into one or more statutory trusts or other business entities.]  Such a merger or consolidation would not require the vote of the shareholders unless a shareholder vote is required by the 1940 Act.

Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust.  This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive.  Appendix E to this proxy statement includes a more complete description of the advantages of the Delaware statutory trust form of organization and the differences from Massachusetts business trusts.

Procedures and consequences of the DE Reorganization

Upon completion of the DE Reorganization, the DE Trust and the DE Funds will continue the business of the Trust and the Funds with the same investment goals and policies as those existing on the date of the DE Reorganization, and will hold the same portfolio of securities previously held by the corresponding Fund. The DE Trust and the DE Funds will be operated under substantially identical overall management, investment advisory, distribution and administrative arrangements as those of the corresponding Funds. As the successor to the Funds' operations, the DE Trust will adopt the Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

The DE Trust and the DE Funds were created solely for the purpose of becoming the successors to, and carrying on the business of, the Trust and the corresponding Funds. To accomplish the DE Reorganization, the Plan provides that the Trust, on behalf of the Funds will transfer all of the Fund portfolio securities and any other assets, subject to all related liabilities, to the corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust, on behalf of the applicable DE Funds will issue their own shares to the corresponding Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the applicable DE Fund as you held in the corresponding Fund on the date of the DE Reorganization. The net asset value of each share of a DE Fund will be the same as that of the corresponding Fund on the date of the DE Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of your Fund that you may have had as of the effective date of the DE Reorganization. As soon as practicable after the date of the DE Reorganization, the Trust and its Funds will be dissolved and will cease their existence.

The Board may terminate the Plan and abandon the DE Reorganization at any time prior to the effective date of the DE Reorganization if it determines that proceeding with the DE Reorganization is inadvisable and not in the best interests of Fund shareholders.  If the DE Reorganization is not approved by shareholders, or if the Board abandons the DE Reorganization, the Trust will continue to operate as a Massachusetts business trust. If the DE Reorganization is approved by shareholders, it is expected to be completed within a reasonable time following such approval.

Effect of the DE Reorganization on the New Investment Advisory Agreement

As a result of the DE Reorganization, each DE Fund will be subject to an initial investment management agreement between the DE Trust, on behalf of such DE Fund and the Adviser. The initial investment management agreement for the DE Funds will be identical to the New Investment Advisory Agreement, if approved by shareholders.

Effect of the DE Reorganization on the shareholder servicing agreements and distribution plans

The DE Trust will enter into agreements with U.S. Bancorp Fund Services, LLC for transfer agency, dividend disbursing, shareholder servicing and accounting services.  This new agreement will be substantially identical to the agreement currently in place for the Trust.   Foreside Fund Services, LLC ("Foreside") will serve as the distributor for the shares of the DE Trust and the DE Funds under a distribution agreement that will be substantially identical to the distribution agreement currently in effect for the Trust.

As of the effective date of the Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the corresponding Funds.

Effect of shareholder approval of the Plan

By voting "FOR" the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Board members, investment advisory agreement(s), distribution plans and other service arrangements that are substantially the same as those in place for the Trust.

Under the 1940 Act, the shareholders of an investment company must elect trustees, approve the initial investment management agreement for a fund, and approve the use of the Manager of Managers Structure.  Theoretically, if the Plan is approved for the Trust and the Trust is reorganized as the DE Trust, the shareholders of the DE Trust would need to vote on these items in order to comply with the 1940 Act.

In order to comply with these requirements and consistent with SEC guidance, Shareholder approval of the Plan will also constitute, for purposes of the 1940 Act, Shareholder approval of:  (1) the election of the Board members of the Trust who are in office at the effective date of the DE Reorganization, as described in Proposal 1, as trustees of the DE Trust; (2) the initial investment management agreement(s) for the DE Funds that are identical to the New Investment Advisory Agreement that will be in place at the time of the Reorganization; and (3) use of the Manager of Managers Structure.
If the Plan is approved, then this initial shareholder approval will be arranged by the Trust (1) purchasing one share of each DE Fund; (2) as sole shareholder, voting "FOR" the election of Board members, the initial investment advisory agreement(s) and the use of the Manager of Managers Structure; and (3) then redeeming its shares, all prior to the completion of the DE Reorganization.  These actions will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

Capitalization and structure of the DE Trust

The DE Trust will be formed as a Delaware statutory trust as soon as practicable, pursuant to Delaware law.  The DE Trust will be authorized to issue an unlimited number of shares of beneficial interest, without par value, of the DE Funds and the same classes as the corresponding Fund.

As of the effective date of the DE Reorganization, shares of the respective series and classes of the Trust and the DE Trust will:  (1) have similar distribution and redemption rights; (2) be fully paid and non-assessable; (3) have similar conversion rights; and (4) have no preemptive or subscription rights.  Shares of the respective classes of DE Funds and the corresponding Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the Trust nor the DE Trust provides for cumulative voting in the election of its Board members.  The DE Trust also will have the same fiscal year as the Trust.

Tax consequences

The DE Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DE Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the DE Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Code, the exchange of assets of the Funds for the shares of the corresponding DE Funds, the transfer of such shares to the shareholders of Funds and the dissolution of the Trust pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Funds, the DE Funds or either of their shareholders.
Required Vote
This Proposal must be approved by the affirmative vote of a majority of outstanding shares of the Trust, voting collectively.  If this Proposal  is not approved by a majority of the outstanding shares of the Trust, the DE Reorganization will not occur, and the Board of the Trust will consider what action, if any, to take in the future.

MORE INFORMATION ABOUT THE FUNDS
Management of the Funds
Community Capital Management, Inc. (the "Adviser") is located at 2500 Weston Road, Suite 101, Weston, FL 33331.  The Adviser is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.
The current executives of the Adviser and their positions with the Trust are listed below.  The address of each person listed, as it relates to the person's position with the Adviser or the Trust, is 2500 Weston Road, Suite 101, Weston, FL 33331.
Name	Positions Held With the Adviser	Positions Held With the Trust
Todd Cohen	Chief Executive Officer and Chief Information Officer	Treasurer
David Downes	Chair of the Board	Secretary
Alyssa Greenspan	President and Chief Operating Officer	President

Distributor
Foreside Fund Services, LLC (the "Distributor"), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter of the Trust's shares pursuant to a Distribution Agreement with each Fund (each, a "Distribution Agreement"). Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased directly by contacting the Distributor or the Trust.
The Distribution agreement on behalf of each Fund is renewable annually and the Board annually reviews fees paid to the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and each state's securities laws and is a member of the Financial Industry Regulatory Authority.
Fund Administrator

General Information.  The Administrator and Fund Accountant for the Funds is U.S. Bancorp Fund Services, LLC ("Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional funds.  The Administrator performs these services pursuant to two separate agreements with each respective Fund, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.  For the fiscal periods ended June 30, 2015, June 30, 2016 and June 30, 2017, the Funds paid the Administrator the following amounts for its fund administration services:

Fund Name	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015
Quaker Global Tactical Allocation Fund	$9,093	$7,157	$4,638
Quaker Mid-Cap Value Fund	$9,193	$5,924	$5,659
Quaker Small-Cap Value Fund	$39,725	$27,437	$21,472
Quaker Strategic Growth Fund	$98,529	$91,408	$96,082

Administration Agreement.  Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with each Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Board.  Employees of the Administrator generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter.  The Administration Agreement provides that in the absence of the Administrator's refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreements, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds' Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds' Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Funds' tax returns, and preparing reports to the Funds' shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or their shares under such laws; (vii) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Funds' Prospectuses.

For the administrative services rendered to the Funds by the Administrator, each Fund pays the Administrator an asset-based fee plus certain out-of-pocket expenses.

Accounting Agreement.  The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides each Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds' Custodian and the Adviser.
For the fund accounting services rendered to the Funds by the Fund Accountant, each Fund pays the Fund Accountant an asset-based fee plus certain out-of-pocket expenses, including pricing expenses.
Custodian, Transfer Agent and Dividend Agent
U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, (the "Custodian"), serves as the custodian of the Funds' assets, holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest. U.S. Bancorp Fund Services, LLC, each Fund's Administrator, also acts as the Funds' transfer and dividend agent. U.S.  Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Payments to Affiliated Brokers
The Funds did not make any payments to an affiliated broker for the fiscal years ended June 30, 2016 and June 30, 2017.
Shareholder Reports
Shareholders can obtain a copy of each Fund's most recent annual and semi-annual reports, without charge, through the Fund's Internet website (http://www.quakerfunds.com/) or by calling (800) 220-8888. Copies of the annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov.
PRINCIPAL HOLDERS OF SHARES
As of March 5, 2018, the Funds had the following amounts of outstanding shares: [COMPLETE]
As of March 5, 2018, the Funds were aware that the following persons or entities owned of record 5% or more of the outstanding shares of the Funds:  [COMPLETE]

[CONFIRM:] As of March 5, 2018, the Trustees and officers of the Trust collectively owned less than 1% of the outstanding shares of each class of shares of the Funds.
MORE INFORMATION ABOUT VOTING AND THE MEETING
Voting Rights
Only Shareholders owning shares of a Fund at the close of business on March 5, 2018, may vote.  Shareholders of record on the Record Date are entitled to be present and to vote at the Meetings. Each Fund share entitles the holder to one vote (and each fractional share is entitled to a proportionate fractional vote).
Each proxy that is properly executed and returned in time to be voted at the Meetings will be voted at the Meetings in accordance with the instructions on the proxy.  The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meetings. A majority of the votes cast by shareholders of a Fund present in person or by proxy at a Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund.
Revocation of Proxies. Any proxy may be revoked at any time prior to its use by written notification received by the Trust's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meetings and voting in person.  Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meetings in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Meetings and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meetings in the same manner that proxies voted by mail may be revoked.
Broker-Dealer Action.  The Trust anticipates that the NYSE will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on any of the Proposals.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares are to be voted on a Proposal may be deemed to be an instruction to vote FOR the Proposal.
Abstentions and broker non-votes.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meetings. Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote ("discretionary items," e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote ("non-discretionary items," e.g., changes to fundamental investment restrictions). Abstentions and broker non-votes are considered as shares present at the Meetings but are not considered votes cast. As a result, abstentions and broker non-votes will have the same effect as a vote "Against" the Proposals requiring a "1940 Act Majority," but will have no effect on Proposals requiring a plurality or majority of votes cast.
Quorum; Adjournment
With  respect  to actions  to be taken by the  shareholders  of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares issued and outstanding and entitled to vote on a particular Proposal at a Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting.
If a quorum is not present at a Meeting for a particular proposal, or if a quorum is present but sufficient votes to approve any such  Proposal are not received, the holders of a majority of shares of a Fund entitled to vote on a Proposal at the Meeting present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting as to that Fund for that proposal or all  proposals for that Fund, in order to permit further solicitation of proxies for that Proposal for which  sufficient votes have not been received. The persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment and it is anticipated that such persons will vote in accordance with the views of management.
Payment of Solicitation Expenses
The Adviser will pay one-third of the proxy costs, reflecting the costs associated with the proposal to approve the New Investment Management Agreement, and the Trust will pay two-thirds of the proxy costs, reflecting the costs associated with the proposals to elect the Trustee Nominees and re-domesticate the Trust. Okapi Partners, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $[______] plus any additional expenses in connection with the solicitation of proxies.  Fees and expenses may be greater depending on the effort necessary to obtain Shareholder votes.  The Adviser will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.
Other Business
The Trust knows of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.
Submission of a Shareholder Proposal
Under the SEC's proxy rules, Shareholder proposals that meet certain requirements may be included in a Fund's proxy material for a particular annual or special Shareholder meeting.  However, because the Trust, on behalf of the Funds, does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust's Secretary at 2500 Weston Road, Suite 101, Weston, FL 33331.  Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board's solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder's proposal will actually be included in the next proxy statement.
If a Shareholder wishes to present a proposal at a Shareholder meeting that is not to be included in the Trust's proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

APPENDIX A
NOMINATING COMMITTEE CHARTER AND PROCEDURES

QUAKER INVESTMENT TRUST (QIT)
NOMINATING COMMITTEE CHARTER

QUAKER INVESTMENT TRUST (QIT)
NOMINATING COMMITTEE CHARTER

Nominating Committee Membership
The Nominating Committee shall be composed entirely of disinterested Trustees.
Board Nominations and Functions
1.
The Nominating Committee shall select and nominate persons for disinterested Trustee membership on the Board of Trustees of QIT. The Nominating Committee shall evaluate candidates' qualifications for Board membership as well as their independence from QIT's investment adviser ("Adviser"), sub-advisers, and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Nominating Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the Adviser or service providers or the directors and officers of such entities.

2.
The Nominating Committee shall identify prospective nominees for disinterested Trustee from its own sources, and at its sole discretion, the Nominating Committee may solicit names of potential candidates from the Adviser.

3.	The Nominating Committee shall consider disinterested Trustee nominees recommended by shareholders of QIT only to the extent that such consideration is required by applicable federal or state law.

4.	The Nominating Committee shall review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

5.
The Nominating Committee shall review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

6.	The Nominating Committee shall review Trustee compensation and shall recommend any appropriate changes to the full Board of Trustees.

A-1

Committee Nominations and Functions

1.	The Nominating Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Nominating Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Nominating Committee shall make recommendations for any such action to the full Board of Trustees.

Selection of Counsel to the Disinterested Trustees

The Nominating Committee may select independent legal counsel to provide legal advice to the disinterested Trustees either on a regular basis, or on an as needed basis. The Nominating Committee shall consider the factors set forth in Rule 0-1(6) under the Investment Company Act of 1940 in determining whether such legal counsel is sufficiently independent. Counsel to the disinterested Trustees may serve as counsel to QIT.

Other Powers and Responsibilities

1.
The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of QIT.

2.	The Nominating Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.
A-2

APPENDIX B

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years.  "Audit fees" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  "Audit-related fees" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax fees" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$62,500	$62,500
Audit-Related Fees
Tax Fees	$12,500	$12,500
All Other Fees

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	$0	$0
Registrant's Investment Adviser	$0	$0

B-1

APPENDIX C
INVESTMENT ADVISORY AGREEMENT
QUAKER INVESTMENT TRUST
INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this [__] day of [May], 2018, by and between Quaker Investment Trust, a [Delaware statutory] trust (the "Trust") and Community Capital Management, Inc., a Delaware corporation ("Adviser").

RECITALS

WHEREAS, the Trust is organized under the laws of the state of [Delaware] as a [statutory] trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the"1940 Act"); and

WHEREAS, the Trust is authorized by its Declaration of Trust and by-laws to issue separate portfolios of shares representing interests in separate investment portfolios; and
WHEREAS, the Trust has authorized the issuance of shares of beneficial interest in the separate portfolios which are identified on Schedule A attached hereto and incorporated herein. which Schedule A may be amended from time to time by mutual agreement of the Trust and Adviser (each, a "Fund," together, the "Funds"); and

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act''), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain Adviser to furnish investment advisory services to the Funds, and such other Funds as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services,

NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.	Appointment

The Trust hereby appoints Adviser to act as investment adviser to the Funds for the periods and pursuant to the terms and conditions as set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents

The Trust has furnished Adviser with properly certified or authenticated copies of each of the following:

(a)	The Trust's Declaration of Trust;

(b)	The Trust's By-Laws;

(c)	Resolutions of the Trust's Board of Trustees authorizing the appointment of Adviser and approving this Agreement;

(d)	The Trust's most current Registration Statement on Form N-1 A promulgated under the 1940 Act and under the Securities Act of 1933, as amended; and

(e)	The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus").

The Trust will furnish Adviser with properly certified or authenticated copies of' all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the U.S. Securities and Exchange Commission ("SEC") and/or state authorities.

3.	Management
Subject to the general supervision of the Trust's Board of Trustees (the "Board"), Adviser will be responsible for providing a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Funds.

Adviser may, with the prior written consent of the Board and the approval of the shareholders of the applicable Funds, as required by applicable law, employ persons or entities to serve as investment sub-advisers to one or more Funds. Such shareholder approval will not be required to employ or terminate investment sub-advisers for the Funds, if the Trust and Adviser obtain exemptive relief from the SEC permitting a manager of managers structure and/or the SEC subsequently adopts a rule authorizing the employment of the manager of managers structure by investment companies and investment advisers. Adviser and/or such sub-advisers, if any, may. in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Funds.  The investment activities of such sub-advisers. if any. as such services relate to the Funds, will at all times be subject to the general supervision and control of Adviser.  Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Fund's investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it will employ such efforts as required pursuant to its fiduciary responsibilities under the Advisers Act to:

(a)
Conform its activities to all applicable rules and regulations adopted by the SEC and will, in addition, conduct its activities under this Agreement in accordance with the regulations of any other federal and state agencies which may now or in the future have jurisdiction over its activities under this Agreement;

(b)
Monitor the investment activities of any sub-adviser which it employs to ensure that such sub-adviser conducts its activities with respect to the applicable Fund(s) in accordance with the Prospectus and any and all federal and/or state laws and regulations relating to the applicable Fund(s);

(c)
Place orders, or monitor the placement of orders by sub-advisers. pursuant to good faith investment determinations for the Funds either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Adviser, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believe(s) two or more brokers or dealers are comparable in price and execution, Adviser. or Adviser's duly authorized sub-adviser(s), may prefer: (i) brokers and dealers who provide the Fund(s) with research advice and other services; and (ii) brokers who are affiliate d with the Trust, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions; and

(d)	Provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

4.	Services not Exclusive

The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board,  Adviser will not serve as an investment advisor to any other investment company having a similar  investment objective to that of the Funds, unless such services were being provided and were disclosed to the Board as such prior to the effective date of this Agreement.

5.	Books and Records

In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records, which it maintains for the benefit of the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Trust.

6.	Expenses

During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Trust other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Funds.

7.	Compensation

The Trust will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, the investment advisory fees for each Fund as set forth on Schedule A, which Schedule A may be amended from time to time by mutual agreement of the Trust, Adviser and shareholders as applicable.  All parties to this Agreement do hereby expressly authorize and instruct the Trust's administrator, (the "Administrator"), or its successor, to provide, in accordance with the fees set forth on Schedule A, a calculation of the gross amounts due to the Adviser for each Fund ("Advisory Fees") and to remit such Advisory Fees to the Adviser. All Advisory Fees payable to Advisor pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed at an annual rate of the percentage of the average daily net assets of the respective

Funds.  In the event that the Adviser's services to a Fund begin or end at a time other than the beginning or end of a month, fees payable to Adviser will be prorated for that portion of the month during which services were actually rendered to the Fund.

8.	Limitation of Liability
Adviser shall not be liable for any error of judgment. mistake of law, or for any other loss suffered by the Trust or any Fund in connection with the performance of this Agreement, except a loss to the Trust or to any Fund resulting from Adviser's breach of fiduciary duties with respect to the receipt or compensation for services or a loss resulting from Adviser's willful malfeasance. bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.	Duration and Termination

                 (a) This Agreement shall be executed and become effective as of the date written above if approved by:

(i) the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of such party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval; and

(ii) the vote of a majority of the outstanding voting securities of the Fund.

The Agreement shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).

(b)	Notwithstanding the foregoing. this Agreement may be terminated by:

(i) the vote of the Board of Trustees of the Trust or the vote or a majority of the outstanding voting securities or the applicable Funds (as such a majority is defined in the 1940 Act) at any time. without the payment of any penalty, upon sixty (60) calendar days' written notice to Adviser; or

(ii) Adviser at any time upon sixty (60) calendar days' written notice, without payment of any penalty.

(c)          This Agreement will automatically terminate in the event if its assignment (as that term is defined in the 1940 Act).

10.	Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change. waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of the applicable Funds (as defined in the 1940 Act).

11.	Miscellaneous

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision. statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.  This Agreement shall be binding on. and shall inure to the benefit of, the parties hereto and their respective successors.

12.	Counterparts

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.	Governing Law

This Agreement shall be construed in accordance with, and governed by, the laws of the [State of Delaware].

14.	Notices

Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person, sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:

Quaker Investment Trust
2500 Weston Road, Suite 101
Weston, FL 33331
Attn:  Chairman, Board of Trustees

If to Adviser:

Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, FL 33331
Attn: Alyssa D. Greenspan
President & COO

[SIGNATURE ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

QUAKER INVESTMENT TRUST:

Signature:
Printed Name:
Title:
COMMUNITY CAPITAL MANAGEMENT: Signature: Printed Name: Title:

Schedule A Quaker Investment Trust
Portfolios of   the Trust

The following Funds offered by Quaker Investment Trust (the "Trust"), and the fees payable to Community Capital Management, Inc. ("Adviser") for services rendered to each such Fund, are as follows:

Name of Fund	Annual Fee Rate (as percentage of average daily net assets)
Quaker Strategic Growth Fund	0.75%
Quaker Mid-Cap Value Fund	0.90%
Quaker Small-Cap Value Fund	0.90%
Quaker Global Tactical Allocation Fund	0.75%

APPENDIX D
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization ("Agreement") is made as of this [__] day of [_________], 2018 by and between Quaker Investment Trust, a Massachusetts business trust (the "Fund"), and Quaker Investment Trust, a Delaware statutory trust (the "DE Trust") (the Fund and the DE Trust are hereinafter collectively referred to as the "parties").

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.       Plan of Reorganization.

(a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets (including, without limitation, all portfolio securities and instruments, dividend and interest receivables, receivables for shares sold, claims and rights of action, contractual rights, cash and other assets) (the "Assets").  In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each series and class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series and class of shares of beneficial interest, without par value, of the Fund outstanding at the time of calculation of the Fund's net asset value ("NAV") on the business day immediately preceding the Effective Date of the Reorganization.  The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").  The Fund shall distribute to the Fund's shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Trustees of the Fund (the "Board of Trustees") authorizing the transactions contemplated by this Agreement.

(b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding series and class of the DE Trust equal to the number of full and fractional shares of common stock such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund's NAV on the business day immediately preceding the Effective Date of the Reorganization.  Fractional shares of the DE Trust will be carried to the third decimal place.  At the time of calculation of the Fund's NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding series and class of shares of the Fund.  On the Effective Date of the Reorganization, each certificate representing shares of a series and class of the Fund will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust.  Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled.  Each shareholder of the Fund will have the right to deliver his/her share certificates of the Fund to the DE Trust in exchange for share certificates of the DE Trust.  However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

(c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Fund.

(d) The expenses of entering into and carrying out this Agreement will be borne by the Fund to the extent not paid by its investment manager.

2.       Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions.  Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on [__________], 2018 or such other date as the officers of the parties may mutually agree ("Effective Date of the Reorganization").  Solely for purposes of this paragraph, the effectiveness of one or more post-effective amendments to the Fund's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

3.       Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b) (i) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the

Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

(c) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the Commonwealth of Massachusetts and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

(d) The Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the DE Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Trust and this Agreement has been duly executed and delivered by the DE Trust and is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization have been duly authorized, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

(e) The DE Trust shall have received the opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the Fund is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

(f) The shares of the DE Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

(g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the Fund;

(h) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each series and class of the Fund, to:

(1) Elect as Trustees of the DE Trust the following individuals:  James R. Brinton, Gary E. Shugrue, Warren West, Everett T. Keech, and Darren Munn; and such other trustees as may be approved by shareholders of the Fund before the Effective Date of the Reorganization; and

(2) Approve an Investment Management Agreement between Community Capital Management, Inc. ("Investment Manager") and the DE Trust, which is substantially identical to the then-current Investment Management Agreement between Investment Manager and the Fund, and approve the Subadvisory Agreements between Investment Manager and such sub-advisors as may be approved by shareholders of the series of the Fund before the Effective Date of the Reorganization ("Subadvisors"), which are substantially identical to the then-current Subadvisory Agreements between Subadvisors and Investment Manager;

(i) The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

(1) Approval of the Investment Management Agreement and Subadvisory Agreements described in paragraph (h)(2) of this Section 3 between Investment Manager and the DE Trust and the Investment Manager and the Subadvisors, respectively;

(2) Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between U.S. Bank, N.A. and the Fund;

(3) Selection of Tait Weller & Baker, LLP as the DE Trust's independent auditors for the fiscal year ending June 30, 2018;

(4) Approval of the assignment to the DE Trust of a fund administration and accounting agreements with U.S. Bancorp Fund Services, LLC ("USBFS");

(5) Approval of a distribution agreement between the DE Trust and Foreside Fund Services, LLC;

(6) Approval of a form of dealer agreement with Foreside Fund Services, LLC, including any amendment(s) to the form of dealer agreement;

(7) Approval of distribution plans by the DE Trust pursuant to Rule 12b-1 under the 1940 Act relating to each of Class A and Class C shares (or their equivalents);

(8) Approval of the multiple class plan(s) pursuant to Rule 18f-3;

(9) Approval of the assignment to the DE Trust of a transfer agent servicing agreement with USBFS;

(10) Authorization of the issuance by the DE Trust prior to the Effective Date of the Reorganization of one share of each series and class of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

(11) Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of each series and class of the DE Trust.

(12) Authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Trust under this Agreement.

               4.            Dissolution of the Fund.
Promptly following the consummation of the distribution of each series and class of shares of the DE Trust to holders of the corresponding series and class of shares of the Fund under this Agreement, the officers of the Fund shall take all steps necessary under Massachusetts law to dissolve its corporate status.

5.            Termination.

The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.       Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.       Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.       Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.       Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

Attest:	Quaker Investment Trust (a Massachusetts business trust)

By Name: Title:	By Name: Title:

Attest:	Quaker Investment Trust (a Delaware statutory trust)

By Name: Title:	By Name: Title:

Appendix E

COMPARISON OF MASSACHUSETTS AND DELAWARE GOVERNING INSTRUMENTS AND STATE LAW
The following is only a discussion of certain principal differences between the governing documents for Quaker Investment Trust, an existing Massachusetts business trust (the "Trust"), and its successor Delaware statutory trust of the same name (the "DE Trust").  It is not a complete description of the Trust's or the DE Trust's governing documents.  Further information about the Trust's current trust structure is contained in the Trust's registration statement and governing documents and in relevant state law.
Organization and Capital Structure
The Trust is a Massachusetts business trust (an "MBT").  An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the "Massachusetts Statute").  The Trust's operations are governed by its Declaration of Trust (the "MA Declaration") and its By-Laws (the "MA By-Laws"), both as they have been amended from time to time.  The business and affairs of the Trust are managed under the supervision of its Board of Trustees.
The shares of beneficial interest of the Trust have a par value of $0.01 per share.  The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.
The DE Trust is a Delaware statutory trust (a "DST").  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the "Delaware Act").  Like an MBT, the DE Trust's operations are governed by its Declaration of Trust (the "DE Declaration") and its By-Laws (its "DE By-Laws"), and its business and affairs are managed under the supervision of its Board of Trustees.
The DE Trust's shares of beneficial interest are issued without par value.  The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.  These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the DE Trust's Board of Trustees.  The DE Trust's series and classes are identical to those of the Trust.
Meetings of Shareholders and Voting Rights
None of the Massachusetts Statute, MA Declaration or MA By-Laws require the Trust to hold an annual shareholders' meeting.  Rather, the Trust's Board of Trustees decides whether and when shareholder meetings will be held.
The MA Declaration provides that, except when a larger quorum is required by applicable law, the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders' meeting.  The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold.  The Trust's shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940 (the "1940 Act"), or when its trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote.  Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of the Trust's governing documents or by applicable law.
The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of trustees; (2) the removal of trustees; (3) the termination of the Trust or any of its series; (4) whether or not a court action should be brought derivatively or as a class action on behalf of the Trust or the shareholders; or (5) such additional matters as may be required by the MA Declaration, the MA By-Laws, the Trust's registration with the U.S. Securities and

Exchange Commission, any state or as the trustees may consider necessary or desirable.  There is no cumulative voting in the election of trustees under the MA Declaration.
Similarly, none of the Delaware Act, DE Declaration or DE By-Laws require the DE Trust to hold an annual shareholders' meeting.  The DE By-Laws authorize the calling of a shareholders' meeting by the Board of Trustees, the chairperson of the Board of Trustees or by the president of the trust to take action on any matter deemed necessary or desirable by the Board of Trustees.  A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees, and shall be called by the president or any vice-president at the request of holders of 10% or more of the outstanding shares if the shareholders pay the reasonably estimated cost of preparing and mailing the notice.  No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders' meeting held during the preceding twelve (12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.
The DE Declaration generally provides that each full share of the DE Trust is entitled to one vote and each fractional share is entitled to a fractional vote.  All shares of the DE Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes.  With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.
The DE Declaration provides that forty percent (40%) of the outstanding shares of the DE Trust (or a series or class thereof, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast.  Trustees are elected by a plurality of votes cast.  Where a separate vote by series or class is required, these voting requirements apply to those separate votes.  There is no cumulative voting for any matter.
Liability of Shareholders
The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT.  The MA Declaration provides that no shareholder shall be shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to, the MA Trust arising out of any action taken or omitted for or on behalf of the MA Trust, and the Trust shall be solely liable therefore and resort shall be had solely to the Trust property for the payment or performance thereof. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Consistent with the Delaware Act, the DE Declaration provides that no shareholder of the DE Trust, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the DE Trust.  However, the DE Trust's Board of Trustees may cause any shareholder to pay for charges of the DE Trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to that shareholder that are beyond the customary services provided for the benefit of all shareholders.
Liability Among Series
The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies.  The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series.  All persons extending credit to, contracting with, or having any claim against a particular series of the Trust shall look only to the assets of that particular series for payment of the credit, contract or claim.
The Delaware Act provides that the debts, liabilities, obligations, and expenses with respect to a particular series of a statutory trust which is a registered investment company that issues multiple series of shares will be enforceable only against such particular series if the following conditions are met: (1) separate and distinct records are maintained for each series, and the assets associated with any such series are held in such separate and distinct records and accounted for in such separate and distinct records separately from the other assets of the statutory trust, or any other series thereof; (2) the governing instrument (i.e., the agreement and declaration of trust) so provides; and (3) notice of the limitation on liabilities of a particular series is set forth in the certificate of trust of the statutory trust.  The DE Declaration provides that each series of the DE Trust shall be separate and distinct from any other series of the DE Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the DE Trust or any other series, and notice of the limitation on liabilities among series of the DE Trust is set forth in its certificate of trust.  Each class of a series of the DE Trust shall be separate and distinct from any other class of that series.
Dividends and Distributions
The MA Declaration provides that each shareholder of a series is entitled to receive a series' distributions of income and capital gains in the manner, at the time and on the terms set by the Trust's Board of Trustees.  The DE Declaration provides that the shareholders of any series or class of the DE Trust shall be entitled to receive dividends and distributions when, if and as declared by the Board of Trustees.  The right of the DE Trust's shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the DE Trust's Board of Trustees pursuant to the 1940 Act.  For both the Trust and the DE Trust, dividends and distributions may be paid in cash, kind or in shares of the trust, and the Board of Trustees may retain such amounts as they may deem necessary or desirable for the conduct of the trust's affairs.
Election of Trustees; Terms; Removal
The MA Declaration provides that, except in the event of death, resignation or removal, each Trust trustee shall hold office until the next meeting of shareholders called for the purpose of electing trustees and until his or her successor is elected and qualified.  Under the MA Declaration, the Trust's Board of Trustees, by action of a majority of the then-trustees at a duly constituted meeting, may remove trustees with or without cause.
Under the DE Declaration, each trustee of the DE Trust shall hold office for the earlier of (1) the lifetime of the DE Trust; (2) the trustee's earlier death, resignation, removal, retirement or inability otherwise to serve; or (3) the next meeting of shareholders called for the purpose of electing trustees and the election and qualification of his or her successor.  Under the DE Declaration, any trustee may be removed, with or without cause, by the DE Trust's Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose.
There is no cumulative voting for the election of trustees of the MBT or DST.  The governing instruments for both the Trust and the DE Trust provide a mechanism for the respective Boards of Trustees to fill vacancies.
Liability of Trustees and Officers; Indemnification
The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT.  The MA Declaration provides that no trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to the Trust or its shareholders.  Claimants may only look to the property of the Trust for satisfaction of claims arising in connection with the affairs of the Trust.  If any trustee, officer, employee or agent of the Trust is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.
The MA Declaration provides that every person who is, or has been, a trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law.  This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer.  The MA By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer:  (1) for any liability to the Trust or the shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of the office; (2) for any matter where the trustee or officer has been finally adjudged to be liable in the performance of his or her duty to the Trust, unless and only to the extent that a legal determination has been made that the person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of the office; (3) in the event of a settlement resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of the office; or (4) for any matter where the trustee or officer has been finally adjudged to be liable because he or she improperly received a personal benefit.
The Delaware Act provides that, except to the extent otherwise provided in the governing instrument of a DST, a trustee or any other person managing the DST, when acting in such capacity, will not be personally liable to any person other than the DST or a shareholder of the DST for any act, omission or obligation of the DST or any trustee thereof.  The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust shall be liable to the DE Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing; or (2) for the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.  Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the DE Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act.  Moreover, except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than the DE Trust or its shareholders, for any act, omission or obligation of the DE Trust or any trustee thereof.
The DE Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding because the person is or was an agent of the DE Trust.  These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.  The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful.  There shall nonetheless be no indemnification for a person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.
Preemptive, Dissenter's and other Rights
The MA Declaration provides that the Trust's shareholders are not entitled to preference, preemptive, appraisal, conversion or exchange rights.  The DE Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the DE Trust or any series thereof.
Amendments to Organizational Documents
The MA Declaration may be amended by an instrument in writing signed by a majority of the trustees.  The Trust's Board of Trustees may amend its MA Declaration in its sole discretion, and without the need for a shareholder vote, in order to add, delete, replace or modify any provisions relating to the shares of the Trust if the trustees determine that the action is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act or other applicable law.  The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by:  (1) the vote of a majority of the outstanding shares; or (2) the Trust's Board of Trustees.  However, the MA By-Laws may not be amended, adopted or repealed by the trustees if there is a legal requirement for a vote of shareholders.
The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the DE Trust's Board of Trustees and, if legally required, by approval of the amendment by shareholders.  The DE By-Laws may be amended, restated or repealed or new By-Laws may be adopted by the affirmative vote of a majority of shareholders of the DE Trust or by a majority of the DE Trust's Board of Trustees.

Inspection Rights
The MA By-Laws provide that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder's interests.
The DE By-Laws provide that, upon reasonable written demand to the DE Trust, a shareholder may inspect certain information as to the governance and affairs of the DE Trust for any purpose reasonably related to the shareholder's interest as a shareholder.  However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours), may be established by the Board of Trustees or, if the Board of Trustees has not done so, by the president, any vice-president or the secretary.  In addition, the DE By-Laws also authorize the Board of Trustees or, in case the Board of Trustees does not act, the president, any vice president or the secretary, to keep confidential from shareholders for a reasonable period of time any information that the Board of Trustees or the officer reasonably believes to be in the nature of trade secrets or other information that the Board of Trustees or the officer in good faith believes:  (1) would not be in the best interests of the DE Trust to disclose; (2) could damage the DE Trust; or (3) that the DE Trust is required by law or by agreement with a third party to keep confidential.
Dissolution and Termination
The MA Declaration provides that the Trust or any of its series may be terminated by:  (1) the affirmative vote of the holders of not less than two-thirds of the outstanding shares of the Trust or a series thereof, as applicable; or (2) the trustees by written notice to shareholders.  After termination of the Trust or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of the Trust or such series.
Under the DE Declaration, the DE Trust, or one of its series or classes, may be dissolved by a majority of votes cast of the DE Trust, or a series or class thereof, as applicable, or at the discretion of its respective Board of Trustees at any time there are no outstanding shares or upon prior written notice to the DE Trust's, or the series' or class' shareholders.  When the DE Trust or one of its series has dissolved, the Board of Trustees shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured.  The DE Declaration further provides that any remaining assets of the DE Trust, if dissolved, or a dissolved series thereof shall be distributed to the shareholders of the DE Trust or a series thereof, as applicable, ratably according to the number of outstanding shares of the DE Trust or a series thereof held of record by the shareholders on the dissolution distribution date.
Mergers or Reorganizations
The MA Declaration provides that any merger, consolidation or share exchange must be authorized by vote of a majority of the outstanding shares of the Trust, as a whole, or any affected series, as may be applicable.
Under the DE Declaration, the Board of Trustees of the DE Trust, by vote of a majority of the trustees, may cause the DE Trust to merge or consolidate with or into one or more statutory trusts or other business entities.  Such a merger or consolidation would not require the vote of the shareholders unless a shareholder vote is required by the 1940 Act.
Derivative Actions
The MA Declaration does not specifically address derivative actions other than the specific provision on shareholder voting regarding derivative actions described above.
Under the Delaware Act, a shareholder may bring a derivative action if persons with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about; or (2) acquired the status of shareholder by operation of law or the DE Trust's governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder's right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust's governing instrument.  The DE Declaration provides that a shareholder may bring a derivative action on behalf of the DE Trust only if the following conditions are met.  The first condition is that the shareholder must first make a pre-suit demand upon the Board of Trustees to bring the action, unless the pre-suit demand is not likely to succeed.  A pre-suit demand shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of the action is composed of trustees who are not "independent trustees" (as such term is defined in the Delaware Act).  The second condition is that unless a demand is not required, shareholders eligible to bring a derivative action under the Delaware Act who hold at least 10% of the outstanding shares of the DE Trust, or 10% of the outstanding shares of the series or class to which the action relates, shall join the request for the Board of Trustees to commence such action.  And finally, the third condition is that unless a demand is not required, the Board of Trustees must be afforded a reasonable time to consider the request and to investigate the basis of the claim.  In such case, the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the DE Trust for the expense of any such advisors in the event the Board of Trustees determines not to bring such action.

PROXY PROXY

QUAKER INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS ON MAY 23, 2018
TO BE HELD AT THE OFFICES OF STRADLEY RONON STEVENS & YOUNG LLP
30 VALLEY STREAM PARKWAY, BERWYN, PA 19355,

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Quaker Investment Trust (the "Trust") hereby appoints ****************************, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Funds which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 23rd, 2018 at 10:00 a.m., Eastern Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

____

____

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 285-5990** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/QIT2018 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on May 23, 2018

PROXY PROXY

QUAKER INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS ON MAY 23, 2018
TO BE HELD AT THE OFFICES OF STRADLEY RONON STEVENS & YOUNG LLP
30 VALLEY STREAM PARKWAY, BERWYN, PA 19355,

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Quaker Investment Trust (the "Trust") hereby appoints ****************************, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Funds which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 23rd, 2018 at 10:00 a.m., Eastern Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 285-5990** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/QIT2018 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on May 23, 2018